HOME BANCSHARES

NASDAQ: HOMB

www.homebancshares.com

Exhibit 99.2

This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include: factors listed in the Company’s 10-K as filed with the Securities and Exchange Commission;
changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for loan losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular.
We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements set forth in this presentation to reflect new information, future events or otherwise.
Although the parties have entered into a letter of intent, there is no assurance that the parties will enter into a definitive agreement

•
Purchase all of the issued and outstanding
shares of common stock of Florida
Traditions Bank, a Florida state-chartered
bank with $312 million in total assets
•
No additional capital required to complete
the transaction
•
Acquired branches would operate as
Centennial Bank, a wholly-owned
subsidiary of Home BancShares, Inc.
•
Issuance of $43 million of HOMB common
stock

•
Additive to current Central Florida footprint
–
Fills in between existing Tampa and Orlando area
locations
•
Financially attractive transaction –
immediately accretive to:
–
Net income
–
Earnings per share
–
Book value
–
Tangible book value
•
Addition of experienced Central Florida
bankers to the Centennial Bank team

Note:  Core deposits defined as total deposits less time deposits greater than $100K;
Shown as Florida Traditions Bank. (’08YE-’13YE)

$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
$220
'08YE '09YE '10YE '11YE '12YE '13YE
$34
$81
$112
$148
$184
$212
• 8 full service locations spanning from Tampa to Orlando
Core Deposits ($mm)

Tampa-Lakeland Combined MSAs: Deposit Market Share

Florida Traditions is ranked 30
th
with aggregate market share of 0.3% in the combined MSAs
The combined entity would move up to 24
th
in deposit market share in the combined MSAs
(1)  Deposit market share as of 6/30/13

Deposit Market Share of Top 10 Holding Companies in Tampa-Lakeland MSAs
(1)
Rank Institution Branches
Deposits
($mm)
Dep/Branch
($mm)
Market
Share
1 Bank of America Corporation 111 11,433,113 $ 103,001 $   16.3%
2 Wells Fargo & Company 110 11,222,700 102,025 16.0%
3 Raymond James Financial, Inc. 1 9,146,621 9,146,621 13.1%
4 Suntrust Banks, Inc. 120 8,787,793 73,232 12.6%
5 Regions Financial Corporation 84 5,563,910 66,237 8.0%
6 Fifth Third Bancorp 48 3,126,541 65,136 4.5%
7 BB&T Corporation 57 3,066,834 53,804 4.4%
8 JPMorgan Chase & Co. 62 1,404,338 22,651 2.0%
9 USAmeriBancorp, Inc. 12 1,383,458 115,288 2.0%
10 Tampa Bay Banking Company 10 1,132,936 113,294 1.6%
Home BancShares, Inc. - Pro-forma 9 326,191 36,243 0.5%
30 Florida Traditions Bank 6 229,007 38,168 0.3%
47 Home BancShares, Inc. 3 97,184 32,395 0.1%

Note: Dollars in Millions

HOMB
Florida
Traditions Bank
HOMB – Pro-Forma
Transaction Accounts
Money Market & Savings
Jumbo Time Deposits
Retail Time Deposits
HOMB
3/31/2014
Acquired
Florida Traditions
Deposits
12/31/2013
HOMB
Pro-Forma
Transaction Accounts $               2,956
Money Market & Savings 929 100 1,029
Retail Time Deposits 676 30 706
Jumbo Time Deposits 778 55 833
$               5,339                                263
13%
15%
17%
55%
21%
30%
11%
38%
13%
15%
18%
54%
$               3,034 $                      78
$ $
5,602

Note: Dollars in Millions
(1) Includes Agriculture
(2) Before loan discounts

Loan Type
HOMB
(3/31/14)
Acquired
FL Traditions
Loans
(2)
(12/31/13)
HOMB
Pro-forma
Total
% of
Pro-forma
Total
Loans
Commercial RE
(Non-farm/non-residential & agriculture)
$      1,913 $          176 $
45.0%
Construction/Land Development
612 28 640
13.8%
Residential Real Estate
1,200 30 1,230
26.5%
Commercial & Industrial
(1)
542 8 550
11.8%
Consumer
61 2 63
1.4%
Other
70 - 70
1.5%
Total
$      4,398    $          244           $
100.0%
4,642
2,089

Note:  Dollars in Millions
Year Acquired Bank Acquisition Type Location Assets
2003 Community Bank Market Cabot, AR $326
2005 Twin City Bank Market North Little Rock, AR $633
2005 Marine Bank Market Marathon, FL $258
2005 Bank of Mountain View Market Mountain View, AR $203
2008 Centennial Bank Market Little Rock, AR $234
2010 Old Southern Bank FDIC-assisted Orlando, FL $335
2010 Key West Bank FDIC-assisted Key West, FL $97
2010 Coastal Community Bank FDIC-assisted Panama City, FL $362
2010 Bayside Savings Bank FDIC-assisted Port Saint Joe, FL $63
2010 Wakulla Bank FDIC-assisted Crawfordville, FL $353
2010 Gulf State Community Bank FDIC-assisted Carrabelle, FL $112
2012 Vision Bank Market Panama City, FL $530
2012 Heritage Bank of Florida FDIC-assisted Lutz, FL $225
2012 Premier Bank §363 Bankruptcy Tallahassee, FL $265
2013 Liberty Bancshares, Inc. Market Jonesboro, AR $2,853
2014 Florida Traditions Bank Market Dade City, FL $312

Note: Pro-forma map as of March 2014

Clermont
Lake Mary
Longwood
Winder Park
Orlando (2)
Kissimmee
St. Cloud
Winter Haven
Lakeland
Zephyrhills
Plant City
Tampa
Lutz
Wesley Chapel
Dade City
Spring Hill
Branch Locations (17)

Note: Pro-forma map as of March 2014
ARKANSAS
88 Branches
ALABAMA
7 Branches
Panhandle
32 Branches
FLORIDA
17 Branches
FLORIDA
3 Branches
FLORIDA
9 Branches
South
Central
Southwest
Keys
FLORIDA
Branch Locations (156)

Note: Map as of March 2014

Branch Locations
Mountain View (2)
Searcy (3)
Beebe (2)
Ward
Cabot (5)
Jacksonville (3)
Sherwood (2)
Greenbrier
Vilonia
Conway (7)
Mayflower
Maumelle
Little Rock (8)
Bryant
Quitman
Fordyce
North Little Rock (5)
Morrilton
Heber Springs
ARKANSAS
Jonesboro (7)
Batesville (2)
Bay
Highland
Monette
Mountain Home (2)
Paragould (3)
Rector Bentonville
Fayetteville (2)
Fort Smith (3)
Gentry
Rogers
Siloam Springs (3)
Springdale
Tontitown
Atkins
Clarksville
Dardanelle (2)
Russellville (4)
Pottsville
Van Buren
Branch Locations (88)

Note: Map as of March 2014

Eastpoint Apalachicola
Carrabelle Port St. Joe
Lynn Haven
Panama City (2)
St. George Island
Panama City Beach (2)
Mexico Beach
Southport
Blountstown
Bristol
Tallahassee (7)
Crawfordville
Daphne
Fairhope
Point Clear
Elberta
Foley
Orange Beach
Gulf Shores
Navarre
Destin
Wewahitchka
ALABAMA
FLORIDA
Quincy
St. Marks
Pensacola (2)
Santa Rosa
Beach (2)
Branch Locations (38)

Note: Pro-forma map as of March 2014

FLORIDA
Port Charlotte
Punta Gorda
Marco Island
Key Largo
Islamorada
Marathon (2)
Big Pine
Key West (3)
Summerland
Orlando (2)
Winter Park
Clermont
Eastpoint
Apalachicola
Carrabelle
Port St. Joe
Lynn Haven
Panama City (2)
St. George Island
Panama City Beach (2)
Mexico Beach
Southport
Blountstown
Bristol
Tallahassee (7)
Navarre
Wewahitchka
Destin Quincy
Lutz
Wesley Chapel
Tampa
Lake Mary
Crawfordville
Existing Branch Locations (52)
Longwood
St. Marks
Pensacola (2)
Santa Rosa
Beach (2)
Kissimmee
St. Cloud
Zephyrhills
Dade City
Plant City
Lakeland
Winter Haven
Spring Hill
Florida Traditions Branch Locations (8)

Corporate Headquarters
Home BancShares, Inc.
719 Harkrider Street, Suite 100
P.O. Box 966
Conway, AR 72033
Financial Information
Brian Davis
Investor Relations Officer
(501) 328-4770
Website
www.homebancshares.com